UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2020

ADVAXIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36138	02-0563870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305 College Road East Princeton, New Jersey	08540
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 452-9813

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	ADXS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry into a Material Definitive Agreement

On October 16, 2020, we entered into private exchange agreements with Anson Investments Master Fund LP and CVI Investments, Inc. (the “Investors”) of warrants issued in connection with our January 2020 public offering of common stock and concurrent private placement of warrants (the “Warrants”). The Warrants being exchanged provide for the purchase of up to an aggregate of 5,000,000 shares of our common stock at an exercise price of $1.25 per share. The warrants became exercisable on July 21, 2020 and have an expiration date of July 21, 2025. Pursuant to such exchange agreements, we agreed to issue 3,000,000 shares of common stock to the Investors in exchange for such Warrants on a 1:0.6 basis.

In connection with the exchanges, each of the Investors has agreed that, for fifteen (15) days following the exchange, they will limit their daily trading in our common stock to no more than 10% of the cumulative trading volume of the common stock for such date (which cumulative trading volume shall include pre-market, market and post-market trading volume for such date) as reported by Bloomberg, LP.

The exchanges were consummated to ensure that we are well-positioned to take advantage of any strategic, collaboration, financing or other potential transactions in the near future. Except as otherwise disclosed above, no additional shares of common stock have been issued in connection with the exchanges on a fully diluted basis.

The description of the exchange agreements is qualified in its entirety by reference to the full and complete terms of such agreements, the form of which will be filed as an exhibit to our Annual Report on Form 10-K for the year ending October 31, 2020.

Item 3.02	Unregistered Sale of Equity Securities.

The information contained in Item 1.01 of this Current Report is incorporated herein by reference. The exchange of the warrants for the shares of common stock was exempt from registration under Section 3(a)(9) of the Securities Act of 1933.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 16, 2020	ADVAXIS, INC.

	By:	/s/ Kenneth A. Berlin
	Name:	Kenneth A. Berlin
	Title:	President and Chief Executive Officer